Exhibit 10.1

mPhase Technologies, Inc.

688 New Dorp Lane,

Staten Island, New York 10306-4933

February 15, 2018

Scepter Commodities, LLC

9841 Washingtonian Blvd., Suite 390

Gaithersburg, MD 20878

Attention: Anshu Bhatnagar

Re:       Amendment No. 1 to Letter of Intent (“LOI”)

Dear Anshu:

This Amendment No. 1 (the “Amendment”) to our LOI Intent dated December 29, 2017, hereby amends the LOI as follows:

1.       The date on or before which we, mPhase Technologies, Inc. (the “Company”) will complete its outstanding reports with the Securities and Exchange Commission (the “SEC”) shall be March 29, 2018

2.       Paragraph 7 Subsection (b)(i) of the original LOI is amended, in its entirety, to read as follows:

“has not be consummated by April 30, 2018 (placeholder)”

3.       Our Due Diligence shall continue with respect to our review of Scepter Commodities, LLC and its related company located in Singapore, and you acknowledge that we have only recently begun this review process.

4.       All other terms shall remain intact.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE TO FOLLOW

Please indicate your acceptance of the terms outlined in this Amendment.

Sincerely,

/s/ Martin Smiley

Martin Smiley

CFO and General Counsel of mPhase Technologies, Inc.

on behalf of the Sellers.

Ronald Durando, President and CEO

/s/ Ronald Durando

Ronald Durando, President and CEO

mPhase Technologies, Inc.

Agreed and Accepted:

Scepter Commodities, LLC

By:	/s/ Anshu Bhatnagar
Name:	Anshu Bhatnagar
Title:	Chief Executive Officer

Date: ________________

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